UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 13, 2014

Hasbro, Inc.

(Exact name of registrant as specified in its charter)

Rhode Island	1-6682	05-0155090
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1027 Newport Ave., Pawtucket, Rhode Island	02861
(Address of principal executive offices)	(Zip Code)

(401) 431-8697

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On May 13, 2014, Hasbro, Inc. (the “Company”) completed its previously reported offering of $300 million aggregate principal amount of 3.150% Notes due 2021 (the “2021 Notes”) and $300 million aggregate principal amount of 5.100% Notes due 2044 (the “2044 Notes” and together with the 2021 Notes, the “Notes”). In connection with the closing of the issuance and sale of the Notes, the Company entered into a fourth supplemental indenture (the “Fourth Supplemental Indenture”) with The Bank of New York Mellon Trust Company, National Association, as successor trustee to The Bank of Nova Scotia Trust Company of New York, relating to the Notes. Copies of the Fourth Supplemental Indenture, including the form of 2021 Note and the form of 2044 Note, are filed herewith as exhibits and incorporated by reference herein.

The Notes are senior unsecured debt obligations of the Company. There is no sinking fund for the Notes. The 2021 Notes mature on May 15, 2021 and bear interest at a rate of 3.150% per annum. Prior to March 15, 2021 (two months prior to their maturity date), the Company may redeem the 2021 Notes at the Company’s option, at any time in whole or from time to time in part, at a redemption price equal to the greater of (i) 100% of the principal amount of the 2021 Notes being redeemed or (ii) the sum of the present values of the remaining scheduled payments of principal and interest thereon (not including any portion of such payments of interest accrued as of the date of redemption), discounted to the date of redemption on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate (as defined in the Fourth Supplemental Indenture), plus 15 basis points. In addition, on or after March 15, 2021 (two months prior to their maturity date), the Company may redeem at its option the 2021 Notes, in whole at any time or in part from time to time, at a redemption price equal to 100% of the principal amount of the 2021 Notes to be redeemed. The 2044 Notes mature on May 15, 2044 and bear interest at a rate of 5.100% per annum. Prior to November 15, 2043 (six months prior to their maturity date), the Company may redeem the 2044 Notes at the Company’s option, at any time in whole or from time to time in part, at a redemption price equal to (i) the greater of 100% of the principal amount of the 2044 Notes being redeemed or (ii) the sum of the present values of the remaining scheduled payments of principal and interest thereon (not including any portion of such payments of interest accrued as of the date of redemption), discounted to the date of redemption on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate (as defined in the Fourth Supplemental Indenture), plus 25 basis points. In addition, on or after November 15, 2043 (six months prior to their maturity date), the Company may redeem at its option the 2044 Notes, in whole at any time or in part from time to time, at a redemption price equal to 100% of the principal amount of the 2044 Notes to be redeemed. The Company will also pay the accrued and unpaid interest on any Notes that it redeems to the redemption date.

If the Company experiences a Change of Control Repurchase Event (defined in the Fourth Supplemental Indenture as a change of control combined with a below investment grade rating event), it will be required, unless it has exercised its right to redeem the Notes, to offer to purchase the Notes at a purchase price equal to 101% of their principal amount, plus accrued and unpaid interest thereon to the date of purchase.

The preceding description of the Fourth Supplemental Indenture and the Notes is qualified in its entirety by the Fourth Supplemental Indenture, including the form of 2021 Notes and the form of 2044 Notes, filed herewith as exhibits.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information provided in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 7.01 Regulation FD Disclosure.

On May 13, 2014, the Company issued a press release announcing the closing of its public offering of the Notes. A copy of the press release is attached as Exhibit 99.1 hereto and is incorporated by reference herein.

Item 8.01 Other Events.

In order to furnish certain exhibits for incorporation by reference into the Company’s Registration Statement on Form S-3 (File No. 333-195789), previously filed with the Securities and Exchange Commission, the Company is filing the Fourth Supplemental Indenture, the form of the 2021 Notes and the form of the 2044 Notes and the opinions of Wilmer Cutler Pickering Hale and Dorr LLP and Tarrant Sibley, Esq. relating to the validity of the Notes as exhibits hereto.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits

4.1	Fourth Supplemental Indenture dated as of May 13, 2014, between Hasbro, Inc. and The Bank of New York Mellon Trust Company, National Association, as successor trustee to The Bank of Nova Scotia Trust Company of New York, supplementing the Indenture dated as of March 15, 2000.

4.2	Form of 3.150% Notes due 2021 (attached as Exhibit A to the Fourth Supplemental Indenture filed as Exhibit 4.1 hereto).

4.3	Form of 5.100% Notes due 2044 (attached as Exhibit B to the Fourth Supplemental Indenture filed as Exhibit 4.1 hereto).

5.1	Opinion of Wilmer Cutler Pickering Hale and Dorr LLP

5.2	Opinion of Tarrant Sibley, Esq.

23.1	Consent of Wilmer Cutler Pickering Hale and Dorr LLP (included in Exhibit 5.1).

23.2	Consent of Tarrant Sibley, Esq. (included in Exhibit 5.2)

99.1	Press Release, dated May 13, 2014, of Hasbro, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HASBRO, INC.

By:	/s/ Deborah M. Thomas
	Name:	Deborah M. Thomas

	Title:	Executive Vice President and Chief Financial Officer (Principal Financial and Accounting Officer)

Date: May 13, 2014

EXHIBIT INDEX

Exhibit No.	Description

4.1	Fourth Supplemental Indenture dated as of May 13, 2014, between Hasbro, Inc. and The Bank of New York Mellon Trust Company, National Association, as successor trustee to The Bank of Nova Scotia Trust Company of New York, supplementing the Indenture dated as of March 15, 2000.

4.2	Form of 3.150% Notes due 2021 (attached as Exhibit A to the Fourth Supplemental Indenture filed as Exhibit 4.1 hereto).

4.3	Form of 5.100% Notes due 2044 (attached as Exhibit B to the Fourth Supplemental Indenture filed as Exhibit 4.1 hereto).

5.1	Opinion of Wilmer Cutler Pickering Hale and Dorr LLP

5.2	Opinion of Tarrant Sibley, Esq.

23.1	Consent of Wilmer Cutler Pickering Hale and Dorr LLP (included in Exhibit 5.1).

23.2	Consent of Tarrant Sibley, Esq. (included in Exhibit 5.2)

99.1	Press Release, dated May 13, 2014, of Hasbro, Inc.